                                                                    Exhibit 10.3


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                                     WARRANT

                 To Purchase 3,000,000 Shares of Common Stock of

                              PETMED EXPRESS, INC.


         THIS IS TO CERTIFY THAT, TRICON HOLDINGS, LLC, a Florida limited liability company, or registered assigns (the "Holder"), is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from PETMED EXPRESS, INC., a Florida corporation (the "Company"), Three Million (3,000,000) shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of Thirty-Three Cents ($0.33) per share (subject to adjustment as provided herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1. DEFINITIONS

         As used in this Warrant, the following terms have the respective meanings set forth below:

         "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the date hereof, other than Warrant Stock.

         "Adjustment Period" shall mean the period of five (5) consecutive Trading Days preceding the date as of which the Fair Market Value of a security is to be determined.

         "Board of Directors" shall mean the board of directors of the Company.

         "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

         "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, par value $0.001 per share, of the Company as constituted on the date hereof, and any capital





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stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock or other equity securities of any successor or acquiring corporation (as described in Section 4.7) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.7.

         "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

         "Current Market Price" when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the last quoted bid price in the over-the-counter market, as reported by the Nasdaq Stock Market (the "NASDAQ") or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the closing bid price as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the closing bid price, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined jointly by the Board of Directors and the Holders; provided that if such parties are unable to reach agreement after twenty (20) Business Days, such Fair Market Value shall be based on an opinion of an independent investment banking firm with experience in the pet veterinary and health industry acceptable to the Holders, which opinion may be based on such assumptions as such firm shall deem to be necessary and appropriate.

         "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date, which shall initially be Thirty-Three Cents ($0.33).

         "Excluded Securities" shall mean (i) Additional Shares of Common Stock issuable or issued to employees, outside directors or consultants of the Company directly or pursuant to any existing





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or future stock option plan or stock incentive plan of the Company; and (ii)
Additional Shares of Common Stock issued or issuable as direct consideration for the acquisition by the Company of capital stock or assets of another business entity or in connection with a merger or consolidation to the extent such issuances are approved by a majority of the members of the Board of Directors that are not employees of the Company.

         "Expiration Date" shall mean 5:00 p.m., New York time on ____________, 2005.

         "Fair Market Value" shall mean, as to shares of Common Stock or any other class of capital stock or securities of the Company or any other issuer which are publicly traded, the average of the Current Market Prices of such shares of securities for each day of the Adjustment Period. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors or a committee thereof and acceptable to the Holder.

         "Holder" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

         "Other Property" shall have the meaning set forth in Section 4.7.

         "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. For the purposes of Sections 4.3, 4.4, 4.5 and 4.6, Common Stock Outstanding shall also include all shares of Common Stock issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock, the exercise or conversion price of which is less than the Current Market Price as of any date on which the number of shares of Common Stock Outstanding is to be determined.

         "Permitted Issuances" shall mean the issuance or reissuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to (i) a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the conversion ratio pursuant to Section 4.1, or (ii) issuances of Excluded Securities.

         "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor by merger or otherwise of such entity.

         "Registration Rights Agreement" shall mean the registration rights agreement, dated as of the date hereof, among the Company and the Holder.



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         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Subscription Agreement" shall mean that certain Subscription Agreement entered into on even date herewith by the Company and the Holder, and pursuant to which the Company issued this Warrant.

         "Trading Day" means a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange or automated quotation system, a day on which such securities exchange or automated quotation system is open for the transaction of business.

         "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof.

         "Warrant Price" shall mean an amount equal to the product of (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

         "Warrant Stock" shall mean the shares of Common Stock purchased by the Holders of the Warrants upon the exercise thereof.

2. EXERCISE OF WARRANT

         2.1 MANNER OF EXERCISE. At any time or from time to time from and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

                  In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 1441 SW 29th Avenue, Pompano Beach, Florida 33069 (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder. Upon receipt of the items specified in the second preceding sentence, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to
Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all





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purposes, as of the date the notice, together with the Warrant Price and this
Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Payment of the Warrant Price shall be made at the option of Holder by certified or official bank check, and, in either case, specifying the number of shares of Common Stock to be purchased, during normal business hours on any Business Day.

         2.2 PAYMENT OF TAXES. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof (other than transfer taxes payable in connection with issuing the Warrant Stock in a name other than that of the Holder).

         2.3 FRACTIONAL SHARES. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

3. TRANSFER, DIVISION AND COMBINATION

         3.1 TRANSFER. Subject to compliance with Sections 9 and 12.4, Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section 2.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such Transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Sections 9 and 12.4, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Sections 9 and 12.4, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

         3.2 DIVISION AND COMBINATION. Subject to Sections 9 and 12.4, this Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with
Section 3.1 and with Sections 9 and 12.4, as to any Transfer which may be involved in such





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division or combination, the Company shall execute and deliver a new Warrant or
Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         3.3 EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 3.

         3.4 MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of Transfer of the Warrants.

4. ADJUSTMENTS

         The number of shares of Common Stock for which this Warrant is exercisable and/or the Current Warrant Price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

         4.1 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. In case the Company shall at any time or from time to time after the date hereof (A) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, or any distribution, on the outstanding shares of Common Stock in Additional Shares of Common Stock, (B) subdivide the outstanding shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company, then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price per share shall be adjusted to equal the quotient of (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment, divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment. An adjustment made pursuant to this Section 4.1 shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

         4.2 CERTAIN OTHER DISTRIBUTIONS. If the Company shall at any time or from time to time after the date hereof declare, order, pay or make a dividend or other distribution of:

                  (a) cash, except that the provisions of this Section 4.2 shall not apply to any dividend or distribution of cash to the extent such dividend or distribution is payable out of consolidated earnings or retained earnings,




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                  (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever by way of dividend (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock for the period of twenty (20) Trading Days preceding such adjustment and (B) the denominator of which shall be such Current Market Price per share of Common Stock less the Fair Market Value per share of Common Stock of any such dividend or distribution and (ii) the Current Warrant Price shall be adjusted to equal the quotient of (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment, divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, then such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

         4.3 ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Market Price of the Common Stock at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by multiplying the Current Warrant Price by a fraction, the numerator of which shall be the sum of (A) the total number of shares of Common Stock Outstanding immediately prior to such issuance or sale and (B) the number of shares of Common Stock which the consideration received for the total number of Additional Shares of Common Stock being issued or sold would purchase at the Current Market Price, and the denominator of which is the sum of (X) the number of shares of Common Stock Outstanding immediately prior to such issuance or sale and (Y) the number of Additional Shares of Common Stock being issued or sold and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and





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dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

         4.4 ISSUANCE OF WARRANTS OR OTHER RIGHTS. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number of shares for which this Warrant is exercisable and such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. On the expiration of any such warrants or other rights or the termination of any such right to convert or exchange such Convertible Securities, the Current Warrant Price then in effect hereunder shall forthwith be increased to the Current Warrant Price which would have been in effect at the time of such expiration or termination had such warrants, rights or Convertible Securities so expired or terminated never been issued.

         4.5 ISSUANCE OF CONVERTIBLE SECURITIES. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further




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adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale. On the expiration of any such warrants or other rights or the termination of any such right to convert or exchange such Convertible Securities, the Current Warrant Price then in effect hereunder shall forthwith be increased to the Current Warrant Price which would have been in effect at the time of such expiration or termination had such warrants, rights or Convertible Securities so expired or terminated never been issued.

         4.6 OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the Fair Market Value of such consideration at the time of such issuance. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the nonsurviving corporation as such Board of Directors in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the




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consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied. If Additional Shares of Common Stock are sold as a unit with other securities or rights of value, the aggregate consideration received for such Additional Shares of Common Stock shall be deemed to be net of the Fair Market Value of such other securities or rights of value.

                  (b) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made results in an increase or decrease of less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment; provided, however, that such adjustment must result in an adjustment of One Cent ($0.01) or more. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) FRACTIONAL INTERESTS. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) ESCROW OF WARRANT STOCK. If, after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding




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any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder when and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

         4.7 REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall (i) reorganize its capital,
(ii) reclassify its capital stock, (iii) consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or (iv) sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of Common Stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of Common Stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock, then Holder shall have the right thereafter to receive, upon exercise of this Warrant and payment of the Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.7, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. Notwithstanding the foregoing, in the event of a transaction described in clauses (iii) or (iv) of this Section 4.7, to the extent such transaction is a bona fide unaffiliated third party transaction, the Company may require that the Warrants be converted into, for each share of Warrant Stock issuable upon the exercise of a Warrant, the consideration received in respect of a share of the Company's Common Stock in such transaction less with respect to each share of Warrant Stock issuable upon exercise of a Warrant, the Current Warrant Price thereof. The foregoing provisions of this Section 4.7 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         4.8 CERTAIN LIMITATIONS. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

5. NOTICES TO WARRANT HOLDERS

         5.1 NOTICE OF ADJUSTMENTS; CHANGE IN WARRANT STATUS. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 2.1 or Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors determined the Fair Market Value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2 or 4.6(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.7) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.2. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

         5.2 NOTICE OF CORPORATE ACTION. If at any time

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend which is payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least twenty (20) days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 12.2.

6. RIGHTS OF HOLDERS

         6.1 NO IMPAIRMENT. The Company shall not by any action, including, without limitation, amending its Articles of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

         From and after the date hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

         Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Current Warrant Price.

8. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

         In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or Transfer of any Warrant.

9. RESTRICTIONS ON TRANSFERABILITY

         The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

         9.1 RESTRICTIVE LEGEND. Except as otherwise provided in this Section 9, each Warrant and each certificate for Warrant Stock initially issued upon the exercise of a Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT."

         9.2 REGISTRATION RIGHTS. The Holders shall have the registration rights set forth in the Registration Rights Agreement.

10. LOSS OR MUTILATION

         Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it, and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

11. LIMITATION OF LIABILITY

         No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

12. MISCELLANEOUS

         12.1 NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies.

         12.2 NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight courier or by facsimile and confirmed by facsimile answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at:

                           PetMed Express, Inc.
                           1441 SW 29th Avenue
                           Pompano Beach, FL 33069
                           Attention: Marc A. Puleo, M.D.
                           Facsimile Number: 954-971-0544

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, sent by facsimile and confirmed by facsimile answerback, one (1) Business Day after the same shall have been deposited with a nationally recognized overnight courier or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the Person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

         12.3 REMEDIES. Each Holder and holder of Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         12.4 SUCCESSORS AND PERMITTED ASSIGNS. Subject to the provisions of Sections 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

         12.5 AMENDMENT. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holders of the majority of the outstanding Warrants, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

         12.6 SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         12.7 HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         12.8 GOVERNING LAW. This Warrant shall be governed by the laws of the State of Florida, without regard to the provisions thereof relating to conflict of laws.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated:  November 22, 2000



                                           PETMED EXPRESS, INC.




                                           By: /s/ Marc Puleo, M.D.
                                               ---------------------------------
                                           Name:  Marc Puleo, M.D.
                                           Title: Chief Executive Officer

Attest:


By: /s/ Marc Puleo, M.D.
     -------------------------------
Name:  Marc Puleo, M.D.
Title: Chief Executive Officer

                                    EXHIBIT A

                                  EXERCISE FORM

                 [To be executed only upon exercise of Warrant]

                      Net Issue Exercise _____ No ______ Yes

         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of PETMED EXPRESS, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is ________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.




                                       -----------------------------------------
                                       (Name of Registered Owner)



                                       -----------------------------------------
                                       (Signature of Registered Owner)



                                       -----------------------------------------
                                       (Street Address)



                                       -----------------------------------------
                                       (City) (State) (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

     Name and Address of Assignee                No. of Shares of Common Stock
     ----------------------------                -----------------------------





and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to register such transfer on the books of PETMED EXPRESS, INC. maintained for the purpose, with full power of substitution in the premises.

Dated:                               Print Name:
      -------------------------                 --------------------------------
                                     Signature:
                                               ---------------------------------
                                     Witness:
                                             -----------------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.